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Scudder Emerging Markets Income Fund

Classes A, B and C

Annual Report

October 31, 2001

"The fund has maintained a fundamentally cautious approach to Argentina and to emerging markets in general."

Contents

3 Performance Summary

6 Economic Overview

8 Portfolio Management Review

15 Portfolio Summary

16 Investment Portfolio

21 Financial Statements

25 Financial Highlights

28 Notes to Financial Statements

37 Report of Independent Accountants

38 Officers and Directors

39 Account Management Resources

Scudder Emerging Markets Income Fund	Nasdaq Symbol	CUSIP Number
Class A	SZEAX	378947-816
Class B	SZEBX	378947-790
Class C	SZECX	378947-782

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary October 31, 2001

Average Annual Total Returns (Unadjusted for Sales Charge)**
Scudder Emerging Markets Income Fund	1-Year	3-Year	5-Year	Life of Class***
Class A(a)	4.85%	11.96%	2.57%	5.94%
Class B(a)	4.08%	11.09%	1.76%	5.09%
Class C(a)	4.11%	11.12%	1.79%	5.12%
J.P. Morgan Emerging Markets Bond Global Constrained Index+	11.88%	15.35%	9.42%	9.90%
J.P. Morgan Emerging Markets Bond Index Plus++	3.50%	14.35%	8.31%	9.31%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/01	$ 7.35	$ 7.37	$ 7.37
6/18/01 (commencement of sales)	$ 8.18	$ 8.18	$ 8.18
Distribution Information: For the period June 18, 2001 (commencement of sales) to October 31, 2001: Income Dividends	$ .40	$ .37	$ .37
Latest Quarterly Income Dividend	$ .21	$ .19	$ .19
SEC 30-day Yield*	7.05%	7.57%	8.01%
Current Annualized Distribution Rate*	11.18%	10.27%	10.30%

* Current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2001. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2001, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings** - Emerging Markets Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	34	of	50	67
3-Year	34	of	47	71
5-Year	19	of	30	62

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

(a) On June 18, 2001, the Fund began offering additional classes of shares, namely the Class A, B and C shares. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Emerging Markets Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)**
-- Scudder Emerging Markets Income Fund - Class A -- J.P. Morgan Emerging Markets Bond Global Constrained Index+ - - - J.P. Morgan Emerging Markets Bond Index Plus++

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)**
Scudder Emerging Markets Income Fund		1-Year	3-Year	5-Year	Life of Class***
Class A(c)	Growth of $10,000	$10,014	$13,403	$10,840	$15,002
	Average annual total return	.14%	10.26%	1.63%	5.31%
Class B(c)	Growth of $10,000	$10,131	$13,510	$10,859	$14,754
	Average annual total return	1.31%	10.55%	1.66%	5.09%
Class C(c)	Growth of $10,000	$10,411	$13,720	$10,926	$14,783
	Average annual total return	4.11%	11.12%	1.79%	5.12%
J.P. Morgan Emerging Markets Bond Global Constrained Index+	Growth of $10,000	$11,188	$15,359	$15,691	$20,951
	Average annual total return	11.88%	15.35%	9.42%	9.90%
J.P. Morgan Emerging Markets Bond Index Plus++	Growth of $10,000	$10,350	$14,964	$14,907	$20,088
	Average annual total return	3.50%	14.35%	8.31%	9.31%

The growth of $10,000 is cumulative.

** Returns and rankings during the 5 year and life of class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class S shares; rankings for share classes may vary.
*** The Fund commenced operations on December 31, 1993.
(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
(c) On June 18, 2001 the fund began offering an additional three classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Emerging Markets Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The unmanaged J.P. Morgan Emerging Markets Bond Global Constrained Index (EMBI Global Constrained) is a uniquely weighted version of the EMBI Global Index which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi- sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The EMBI Global Constrained Index limits the weights of those index countries with larger debt stocks by only including specific portions of those countries' eligible current face amounts of debt outstanding.
++ The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments.

Beginning with the next semiannual report, the Fund will show the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) in place of the J.P. Morgan Emerging Markets Bond Global Constrained Index (EMBI Global Constrained) as this index is more representative of the securities in which the Fund invests.

Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investors in international funds should be comfortable with the risks associated with foreign investing including currency exchange fluctuation and political and economic instability.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Economic Outlook: Recession, Then Recovery

Dear Shareholder:

On the morning of September 11, economic conditions were uncertain at best, and the terrorist attacks in the United States on the World Trade Center and the Pentagon only increased the odds of recession. In the wake of the attacks, U.S. policymakers are moving aggressively to provide fiscal and monetary stimulus to keep the economy on track.

U.S. consumers had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence, and now they're spending less. Although people will still buy groceries, visit the doctor and pay their child's tuition, we don't expect total consumption to get back to this past summer's level before the end of 2002. As their customers retrench, business executives will likely do the same. They have already cut capital spending and will review outlays for the coming months. As a result, we expect the economy to continue its decline until early next spring.

Despite America's current malaise, the rest of the world is still looking to us to spark global growth. Japan remains in recession, and output is slipping in the largest European countries. But policymakers elsewhere may finally be getting the message that world growth is at risk. The European Central Bank recently surprised markets with a rate cut of half a percentage point, and Japan's government has vowed to get serious about reform. These moves, while welcome, will take time to bear fruit.

Before stuffing money under the mattress, investors can take heart that U.S. policymakers have been quick to act to bolster the world's largest economy. At the exact moment when the private sector is cutting back, the government is stepping up with huge new outlays. What's good about these outlays is that they aren't new programs that will last forever, and the economy will reap the benefits quickly. This stimulus may not prevent two or three quarters of negative growth, but it should shorten the correction process.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. We believe individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. That will hurt now but will brighten the medium- to long-term outlook.

We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion. Because the markets are forward looking, financial asset prices here and abroad may begin to anticipate stronger growth before then - an important point for investors to keep in mind as they evaluate their holdings.

Zurich Scudder Investments, Inc.
Economics Group

November 13, 2001

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of November 13, 2001, and may not actually come to pass.

Portfolio Management Review

Scudder Emerging Markets Income Fund:
A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Emerging Markets Income Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Jan C. Faller joined the Advisor in 1999 and assumed responsibility for the fund's day-to-day management and overall investment strategy in 1999. Mr. Faller began his investment career in 1988.

Portfolio Manager John Janasiewicz joined the Advisor in 1994 and the fund team in 2000. Mr. Janasiewicz began his investment career in 1994.

In the following interview, Lead Portfolio Manager Jan Faller and Portfolio Manager Jack Janasiewicz discuss Scudder Emerging Markets Income Fund's strategy and the market environment for the12-month period ending October 31, 2001.

Q: How did the fund perform over the period ended October 31, 2001?

A: The fund's Class A shares (unadjusted for sales charge) returned -5.50 percent (from the class' inception on June 18, 2001, through October 31, 2001) at a time of economic uncertainty for a number of emerging market countries. For the period June 30, 2001 through October 31, 2001, the J.P. Morgan Emerging Markets Bond Index Plus returned -5.73 percent, while the average emerging markets debt fund as tracked by Lipper, Inc. returned -2.30 percent. The fund's Class A 30-day net annualized yield was 7.05 percent as of October 31.

Q: How would you characterize the fund's risk profile?

A: Emerging market debt saw extreme levels of price volatility during this most recent 12-month period. In an attempt to cushion the fund from the price moves caused by this volatility, we have made credit quality the main focus of our country selection - investing in countries that we believe have improving economic fundamentals. It is important to note that this fund is designed for investors who can tolerate significant short-term share price volatility, as well as a wide variance in total returns from year to year. This level of volatility should be expected in a fund that invests in emerging market securities, since these markets are typically not as stable as many developed countries. While we cannot guarantee future performance, we believe our emphasis on countries with improving economic fundamentals should benefit the fund over the long term. Still, given the inherent additional risk in emerging markets, we believe investors should consider this fund as just one part of their allocation to domestic and international fixed-income funds.

Q: The fund's long-term track record has not been very good. How are you trying to improve performance?

A: Since taking over management of the fund, we have enhanced the portfolio management process on two fronts. First, we have put more emphasis on a structured process for forecasting the direction of the overall market. We consider several indicators, including market volatility, commodity prices and investors' appetite for risk. These indicators, which have been shown to lead market returns in the past, are continually reviewed, and the fund's exposure to each market is based on the outlook they provide, combined with fundamental research. Recently, the most influential factor has been fundamental research. For example, we have been fundamentally negative on Argentina for some time; this resulted in a cautious approach, not only to Argentina, but to the overall market in general.

Second, we have taken steps to try to improve the fund's risk management process. We measure the price volatility of individual countries in which the fund invests. We also use a variety of risk measures to compare the overall risk profile of the fund against its benchmark and against other funds in the Lipper peer group. This helps us manage the fund's exposure to risk, which we hope will help us limit downside returns. While we are not satisfied with the fund's long-term results, we are still in the process of implementing these enhancements and, based on initial indications, we believe they can help us improve the performance of the fund.

Q: How would you describe the overall market during the period?

A: The past 12 months have been a very interesting time to be an emerging markets investor. The first half of the year was driven largely by the overall global market backdrop. With Japan mired in almost a decade of poor economic performance and Europe demonstrating signs of a slowing economy, Federal Reserve Chairman Alan Greenspan signaled the beginning of a cycle of monetary easing for the United States. Subsequently, the Fed began a series of interest-rate reductions in the first quarter of 2001, easing concerns of a sustained recession in the United States and the world economy. While financial markets began to anticipate a recovery in which economic activity would turn sharply upward, that idea was short lived as corporate profits began declining at double-digit rates. Global financial conditions continued to worsen, resulting in extreme volatility in world equity markets and in reduced investor appetite for risk. The second half of the year saw a shift away from the global backdrop and toward specific credit-driven events within emerging markets - namely Argentina.

Q: What happened in Argentina?

A: Earlier in the year, lack of growth and poor fiscal performance led investors to question Argentina's solvency. Market euphoria surrounding a huge debt swap in May pushed bond prices higher. (A debt swap is a debt restructuring in which shorter-term debt is exchanged for longer-term debt. Although the interest rate on the longer-term debt is slightly higher, an extended schedule is supposed to result in smaller annual payments.) However, these gains did not last as prices fell sharply, as October gubernatorial elections approached and much-needed fiscal and economic adjustments were put on hold. At the same time, economic indicators continued to disappoint, pointing toward a protracted recession. Finally, as multilateral agencies such as the International Monetary Fund continued to refrain from announcing support packages, investors began to reprice the Argentine debt downward, assuming the worst case scenario: default.

Q: How has Argentina affected the overall market?

A: So far, the contagion has been limited. Although the 1998 Russian debt crisis is still fresh in investors' minds, the market is different now. For one thing, the amount of debt in the market is significantly lower than in 1998. Second, Russia was not willing to service its debt. Argentina is the opposite case: It has shown a willingness to pay, but its ability to pay is in question. In addition, the perception that contagion would easily flow across Argentina's borders to Brazil has subsided, as shown by Brazil's recently announced $15 billion line of credit from the International Monetary Fund.

Political cohesiveness will be a major factor in determining the ability of Argentina to stick to its adjustment program. Tax revenues continue to disappoint, and a balanced budget remains a key stipulation for any foreign support; thus, additional budget cuts will need to be longer and deeper. Most important will be evidence of long-term sustainable growth. In the meantime, the fund has no exposure to Argentina and we will continue to view any rallies in Argentina with skepticism until significant structural changes are made that address a clear and cohesive economic growth plan.

Q: What can you tell us about some of the fund's other investments in Latin America?

A: We began reducing the fund's exposure to Mexico at the beginning of this year because of concerns that a U.S. slowdown could adversely impact the Mexican economy. With roughly 80 percent of Mexican exports headed toward the United States, a slowing U.S. economy would pressure Mexico's balance of payments. However, given the aggressive Fed monetary easing and the strong rebound in equity prices, the risks of a U.S. economic slowdown already appeared to be reflected in the markets, so we took the opportunity to add to the fund's holdings in Mexico. And with other markets experiencing volatility, we still view Mexico as one of the stronger credits in the emerging-market universe. Adding Mexico toward the middle of the year was beneficial to the fund as Mexico was a relatively weak performer early in the year, whereas in the second half of the year it has substantially outperformed the index.

In Venezuela, we reduced the fund's exposure in the second half of the year for several reasons. First, the political situation, particularly as it relates to local labor unions, has become less stable. Oil prices, meanwhile, continue to drift lower, although not yet low enough to seriously threaten fiscal accounts. Capital flight continues, forcing the central bank to continue intervening in the foreign exchange market. More recently, the rules of accumulation for the macroeconomic stabilization fund (a fund in which excess revenues resulting from oil sales are deposited to offset future losses of oil revenues) were modified, slowing the pace of deposits. While the account currently covers two years' worth of external debt payments, there are concerns that fiscal prudence will be replaced with additional social expenditures. The reduction of the fund's position in Venezuela contributed positively to performance as that country has consistently been a laggard in the second half of the year.

Q: The fund's largest exposure is to Russia. Will you talk a little about that investment?

A: Russia continues to be the darling of emerging markets. The country is posting solid fiscal numbers while making progress on structural reform. We believe economic growth for this year may be as strong as 5 percent, with public-sector debt continuing to fall. We expect a budget surplus in excess of 3 percent of gross domestic product this year. We also expect progress to be made on pension and land reform, new legislation on corporate governance and measures to rationalize budgetary expenditures.

Q: What is your outlook for emerging-market debt as a whole over coming months?

A: We believe that emerging markets will be driven by sentiment regarding Argentina over the next few months. However, given the recent evidence of limited contagion, we believe attractive opportunities exist in emerging markets. Countries demonstrating fiscal prudence and proactive policies should continue to benefit as investors seek opportunities. With this in mind, the portfolio continues to focus on improving credits while remaining defensively positioned regarding Argentina.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary October 31, 2001

Asset Allocation	10/31/01	10/31/00

Debt Obligations	100%	96%
Cash Equivalents	-	4%
	100%	100%

Geographical (Excludes Cash Equivalents)	10/31/01	10/31/00

Russia	21%	16%
Brazil	18%	22%
Mexico	18%	15%
Bulgaria	7%	7%
Peru	7%	-
Colombia	6%	5%
Jamaica	5%	4%
Korea	5%	-
United States	5%	-
Venezuela	3%	5%
Argentina	-	12%
Turkey	-	3%
Other	5%	11%
	100%	100%

Currency Exposure	10/31/01	10/31/00

United States	100%	100%

Average Life (Excludes Cash Equivalents)	10/31/01	10/31/00

0 < 3 years	11%	4%
3 < 5 years	10%	7%
5 < 10 years	60%	31%
10+ years	19%	58%
	100%	100%

Asset Allocation, Geographical Diversification and Currency Exposure are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2001

	Principal Amount ($)	Value ($)
Bonds 99.9%
Bermuda 0.0%
Global Crossing Holding Ltd., 8.7%, 8/1/2007	200,000	31,000
Brazil 17.7%
Banco Nacional de Desenvolvimiento Economico e Social, Floating Rate Bond, 12.207%, 6/16/2008	1,550,000	1,286,500
Federative Republic of Brazil, "New" Money Bond, Floating Rate Note, LIBOR plus .875%, 3.25%, 4/15/2009	1,985,294	1,429,412
Federative Republic of Brazil, C Bond, 8.0%, 4/15/2014	13,533,196	9,168,740
Federative Republic of Brazil, 8.875%, 4/15/2024	2,000,000	1,140,000
Federative Republic of Brazil, 10.125%, 5/15/2027	2,550,000	1,638,375
Federative Republic of Brazil, 11.0%, 8/17/2040	3,625,000	2,394,313
Federative Republic of Brazil, 11.25%, 7/26/2007	500,000	435,000
Federative Republic of Brazil, 14.5%, 10/15/2009	2,750,000	2,591,875
		20,084,215
Bulgaria 7.0%
Republic of Bulgaria, Series A, Floating Rate Interest Reduction Bond, LIBOR plus .8125%, 4.562%, 7/28/2012	8,670,000	7,022,700
Republic of Bulgaria, Series RPDI, Interest Arrears Bond, Floating Rate Bond, LIBOR plus .8125%, 4.562%, 7/28/2011	623,700	489,605
Republic of Bulgaria, Series A, Step-up Coupon, LIBOR plus .8125%, 4.562%, 7/28/2024	570,000	448,875
		7,961,180
Colombia 6.3%
Republic of Colombia, 7.25%, 2/23/2004	1,735,000	1,728,494
Republic of Colombia, 7.625%, 2/15/2007	2,250,000	2,103,750
Republic of Colombia, 9.75%, 4/9/2011	1,357,104	1,414,781
Republic of Colombia, 11.75%, 2/25/2020	1,920,000	1,869,120
		7,116,145
Dominican Republic 2.2%
Dominican Republic, 9.5%, 9/27/2006	2,500,000	2,475,000
Ecuador 1.6%
Republic of Ecuador, Step-up Coupon, 5%, 8/15/2030	2,030,000	822,150
Republic of Ecuador, Step-up Coupon, 5%, 8/15/2030	2,560,000	1,036,800
		1,858,950
Ivory Coast 0.9%
Government of Ivory Coast, Step-up Coupon, LIBOR plus .8125%, 2.0%, 3/29/2018*	6,750,000	978,750
Jamaica 5.3%
Government of Jamaica, 11.75%, 5/15/2011	5,750,000	6,030,313
Korea 5.4%
Hanvit Bank, 11.75%, 3/1/2010	3,150,000	3,342,402
Korea Exchange Bank, Step-up Coupon, 13.75%, 6/30/2010	1,350,000	1,451,250
Korea Exchange Bank, Step-up Coupon, 13.75%, 6/30/2010	1,250,000	1,343,750
		6,137,402
Mexico 17.6%
United Mexican States, Series D, Floating Rate Note, LIBOR plus .8125%, 4.787%, 12/31/2019	1,150,000	1,138,500
United Mexican States, Series A, Collateralized Par Bond, 6.25%, 12/31/2019	2,600,000	2,483,000
United Mexican States, Series B, Collateralized Par Bond, 6.25%, 12/31/2019	5,640,000	5,414,400
United Mexican States, 8.125%, 12/30/2019	4,350,000	4,132,500
United Mexican States, 10.375%, 2/17/2009	5,955,000	6,744,038
United Mexican States, Series A, Value Recovery Rights	10,611,000	58,361
		19,970,799
Peru 6.7%
Republic of Peru, Floating Rate Interest Reduction Bond, LIBOR plus .8125%, 4.0%, 3/7/2017	2,400,000	1,560,000
Republic of Peru, Step-up Coupon, 4.5%, 3/7/2017	8,400,000	6,048,000
		7,608,000
Russia 20.7%
Russian Federation, Step-up Coupon, 5%, 3/31/2030	14,610,000	6,958,013
Russian Federation, Step-up Coupon, 5%, 3/31/2030	5,350,000	2,547,938
Russian Federation, 8.25%, 3/31/2010	1,614,360	1,265,255
Russian Federation, 8.25%, 3/31/2010	1,670,000	1,308,863
Russian Federation, 10%, 6/26/2007	1,100,000	1,005,125
Russian Federation, 12.75%, 6/24/2028	1,100,000	1,102,750
Russian Ministry of Finance, 3.0%, 5/14/2003	8,850,000	7,898,625
Russian Ministry of Finance, 3.0%, 5/14/2006	2,250,000	1,409,063
		23,495,632
Singapore 0.2%
Flextronics International Ltd., 9.875%, 7/1/2010	200,000	208,000
Ukraine 1.2%
Government of Ukraine, 11.0%, 3/15/2007	1,551,000	1,361,003
United States 4.6%
Adelphia Communications Corp., 10.875%, 10/1/2010	200,000	192,000
AES Corp., 9.375%, 9/15/2010	200,000	185,250
Allied Waste North America, Inc., Series B, 10.0%, 8/1/2009	200,000	202,500
American Standard Companies, Inc., 7.625%, 2/15/2010	200,000	205,000
Calpine Corp., 8.625%, 8/15/2010	200,000	205,600
Charter Communications Holdings LLC, 10.0%, 4/1/2009	200,000	204,000
Chesapeake Energy Corp., 8.125%, 4/1/2011	200,000	195,000
CMS Energy Corp., 7.5%, 1/15/2009	200,000	195,250
Crown Castle International Corp., 10.75%, 8/1/2011	200,000	189,000
CSC Holdings, Inc., Series B, 8.125%, 8/15/2009	200,000	209,435
D.R. Horton, Inc., 9.75%, 9/15/2010	200,000	200,500
HCA, Inc., 8.75%, 9/1/2010	200,000	226,000
HMH Properties, Inc., Series B, 7.875%, 8/1/2008	200,000	172,500
Kmart Corp., 9.875%, 6/15/2008	200,000	173,000
Lear Corp., Series B, 8.11%, 5/15/2009	200,000	202,112
Lyondell Chemical Co., Series A, 9.625%, 5/1/2007	200,000	192,000
Mandalay Resort Group, Series B, 10.25%, 8/1/2007	200,000	189,500
McLeod USA, Inc., 11.375%, 1/1/2009	200,000	54,000
Metromedia Fiber Network, Inc., 10.0%, 12/15/2009	200,000	44,000
MGM Mirage, Inc., 9.75%, 6/1/2007	200,000	199,000
Nextel Communications, Inc., 9.375%, 11/15/2009	200,000	140,500
Niagara Mohawk Power Corp., 7.75%, 10/1/2008	200,000	221,068
Park Place Entertainment Corp., 8.875%, 9/15/2008	200,000	198,000
Pioneer Natural Resources Co., 9.625%, 4/1/2010	200,000	225,360
PSEG Energy Holdings, 10.0%, 10/1/2009	200,000	222,059
Station Casinos, Inc., 9.875%, 7/1/2010	200,000	191,000
Tenet Healthcare Corp., 9.25%, 9/1/2010	200,000	245,000
United Rentals, Inc., Series B, 9.0%, 4/1/2009	200,000	184,000
		5,262,634
Venezuela 2.5%
Republic of Venezuela, Series A, Floating Rate Interest Reduction Bond, LIBOR plus .875, 3.437%, 3/31/2007	2,226,150	1,750,310
Republic of Venezuela, 9.25%, 9/15/2027	1,700,000	1,127,945
		2,878,255
Total Bonds (Cost $112,736,420)		113,457,278
Repurchase Agreements 0.1%
Salomon Smith Barney, 2.6% to be repurchased at $148,011 on 11/1/2001 (b) (Cost $148,000)	148,000	148,000
Total Investment Portfolio - 100.0% (Cost $112,884,420) (a)		113,605,278

* Non-Income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $112,894,668. At October 31, 2001, net unrealized appreciation for all securities based on tax cost was $710,610. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,568,497 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,857,887.
(b) Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.
At October 31, 2001, outstanding written options were as follows:
Put Options	Principal Amount ($)	Expiration Date	Strike Price	Market Value ($)
United Mexican States	2,750,000	12/27/2001	USD 108.75	2,640
Total outstanding written options (Premiums received $45,375)				2,640

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2001
Assets
Investments in securities, at value (cost $112,884,420)	$ 113,605,278
Cash	502
Receivable for investments sold	7,921,978
Interest receivable	2,076,980
Receivable for Fund shares sold	14,487
Total assets	123,619,225
Liabilities
Payable for investments purchased	2,362,500
Payable for Fund shares redeemed	624,258
Written options, at value (premiums received $45,375)	2,640
Accrued management fee	98,608
Other accrued expenses and payables	63,088
Total liabilities	3,151,094
Net assets, at value	$ 120,468,131
Net Assets
Net assets consist of: Undistributed net investment income	1,248,657
Net unrealized appreciation (depreciation) on: Investment securities	720,858
Written options	42,735
Accumulated net realized gain (loss)	(112,464,668)
Paid-in capital	230,920,549
Net assets, at value	$ 120,468,131

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2001 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($4,640,860 / 629,901 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 7.37
Class S Net Asset Value, offering and redemption price per share ($115,809,910 / 15,729,725 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 7.36
Class A Net Asset Value and redemption price per share ($12,415 / 1,688 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 7.35
Maximum offering price per share (100 / 95.50 of $7.35)	$ 7.70
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($3,948 / 536 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 7.37
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($998 / 135.4 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 7.37

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2001
Investment Income
Income: Interest	$ 16,799,632
Expenses: Management fee	1,355,451
Administrative fee	881,044
Distribution service fees	112
Directors' fees and expenses	5,054
Other	29,129
Total expenses	2,270,790
Net investment income	14,528,842
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(10,864,971)
Written options	52,032
Foreign currency related transactions	3,920
(10,809,019)
Net unrealized appreciation (depreciation) during the period on: Investments	3,688,640
Written options	42,735
3,731,375
Net gain (loss) on investment transactions	(7,077,644)
Net increase (decrease) in net assets resulting from operations	$ 7,451,198

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2001	2000
Operations: Net investment income	$ 14,528,842	$ 17,858,222
Net realized gain (loss) on investment transactions	(10,809,019)	16,596,969
Net unrealized appreciation (depreciation) on investment transactions during the period	3,731,375	(8,743,825)
Net increase (decrease) in net assets resulting from operations	7,451,198	25,711,366
Distributions to shareholders from: Net investment income: Class AARP	(336,517)	-
Class S	(15,791,497)	(14,984,236)
Class A	(2,480)	-
Class B	(47)	-
Class C	(45)	-
Fund share transactions: Proceeds from shares sold	61,804,073	73,657,558
Reinvestment of distributions	13,869,552	12,806,348
Cost of shares redeemed	(85,937,325)	(149,823,362)
Net increase (decrease) in net assets from Fund share transactions	(10,263,700)	(63,359,456)
Increase (decrease) in net assets	(18,943,088)	(52,632,326)
Net assets at beginning of period	139,411,219	192,043,545
Net assets at end of period (including undistributed net investment income of $1,248,657 and $2,874,016, respectively)	$ 120,468,131	$ 139,411,219

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.18
Income (loss) from investment operations: Net investment income[b]	.29
Net realized and unrealized gain (loss) on investment transactions	(.72)
Total from investment operations	(.43)
Less distributions from: Net investment income	(.40)
Net asset value, end of period	$ 7.35
Total Return (%)[c]	(5.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	12
Ratio of expenses (%)	1.93*
Ratio of net investment income (loss) (%)	10.25*
Portfolio turnover rate (%)	685

a For the period from June 18, 2001 (commencement of sales of Class A shares) to Octobert 31, 2001.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.18
Income (loss) from investment operations: Net investment income[b]	.27
Net realized and unrealized gain (loss) on investment transactions	(.71)
Total from investment operations	(.44)
Less distributions from: Net investment income	(.37)
Net asset value, end of period	$ 7.37
Total Return (%)[c]	(5.65)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	4
Ratio of expenses (%)	2.73*
Ratio of net investment income (loss) (%)	9.45*
Portfolio turnover rate (%)	685

a For the period from June 18, 2001 (commencement of sales of Class B shares) to Octobert 31, 2001.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.18
Income (loss) from investment operations: Net investment income[b]	.27
Net realized and unrealized gain (loss) on investment transactions	(.71)
Total from investment operations	(.44)
Less distributions from: Net investment income	(.37)
Net asset value, end of period	$ 7.37
Total Return (%)[c]	(5.64)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1
Ratio of expenses (%)	2.70*
Ratio of net investment income (loss) (%)	9.48*
Portfolio turnover rate (%)	685

a For the period from June 18, 2001 (commencement of sales of Class C shares) to Octobert 31, 2001.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of the Global/International Fund, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland Corporation.

The Fund offers multiple classes of shares. On June 18, 2001, the Fund commenced offering Class A, B and C shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S and AARP shares are not subject to initial or contingent deferred sales charges. Class S shares of the Fund are generally not available to new investors. Certain detailed information for the Class S and AARP shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from these estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

When-Issued/Forward Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $112,454,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($45,861,000), October 31, 2007 ($54,248,000) and October 31, 2008 ($12,345,000), the respective expiration dates; whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for financial reporting purposes. Other expenses in the Statement of Operations include ordinary changes of estimates in expenses.

B. Purchases and Sales of Securities

During the year ended October 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $848,642,156 and $864,496,801, respectively.

Transactions in written options for the year ended October 31, 2001, are summarized as follows:

	Number of Contracts	Premiums
Outstanding, at the beginning of year	$ -	$ -
Options written	8,545,200	164,637
Options closed	(2,700,000)	(94,500)
Options expired	(3,095,200)	(24,762)
Outstanding, at the end of year	2,750,000	45,375

C. Related Parties

Management Agreement. Under the Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of the Fund's average daily net assets and 0.95% of such net assets in excess of $500,000,000of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Accordingly, for the year ended October 31, 2001, the fee pursuant to the Management Agreement which was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001 a definitive agreement was signed and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), ZSI provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.650%, 0.650%, 0.675%, 0.725% and 0.700% of average daily net assets for Class AARP, S, A, B and C shares respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the Class S and AARP shares of the Fund. Scudder Trust Company, also an affiliate of ZSI, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e. custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended October 31, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2001
Class S	$ 861,280	$ 59,247
Class AARP	19,477	2,591
Class A	281	112
Class B	3	1
Class C	3	1
	$ 881,044	$ 61,952

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period June 18, 2001(commencement of sales) through October 31, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2001
Class B	$ 3	$ 1
Class C	3	1
	$ 6	$ 2

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based on assets of shareholder accounts the firms service. For the year ended October 31, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 104	$ 49
Class B	1	-
Class C	1	-
	$ 106	$ 49

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the period June 18, 2001 (commencement of sales) through October 31, 2001, aggregated $2.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period June 18, 2001 (commencement of sales) through October 31, 2001, there was no CDSC. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the period June 18, 2001 (commencement of sales) through October 31, 2001, there was no deferred sales charges.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices more volatile than those of comparable securities in the United States of America.

E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2001		Year Ended October 31, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	949,760	$ 7,433,634	53,026*	$ 419,599*
Class S	6,375,300	50,598,991	9,126,001	73,237,959
Class A**	503,227	3,766,309	-	-
Class B**	539	4,085	-	-
Class C**	129	1,054	-	-
		$ 61,804,073		$ 73,657,558
Shares issued to shareholders in reinvestment of distributions
Class AARP	34,853	$ 266,089	-	$ -
Class S	1,766,593	13,603,321	1,613,954	12,806,348
Class A**	7	50	-	-
Class B**	6	47	-	-
Class C**	6	45	-	-
		$ 13,869,552		$ 12,806,348
Shares redeemed
Class AARP	(407,599)	$ (3,129,074)	(139)*	$ (1,159)*
Class S	(10,037,808)	(79,080,106)	(18,844,786)	(149,822,203)
Class A**	(501,546)	(3,728,081)	-	-
Class B**	(9)	(64)	-	-
Class C**	-	-	-	-
		$ (85,937,325)		$ (149,823,362)
Net increase (decrease)
Class AARP	577,014	$ 4,570,649	52,887*	$ 418,440*
Class S	(1,895,915)	(14,877,795)	(8,104,831)	(63,777,896)
Class A**	1,688	38,278	-	-
Class B**	536	4,068	-	-
Class C**	135	1,100	-	-
		$ (10,263,700)		$ (63,359,456)

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
** For the period from June 18, 2001 (commencement of sales of Class A, B and C shares) to October 31, 2001.

G. Adoption of New Accounting Principle

The Fund will adopt the provisions of AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

Report of Independent Accountants

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Emerging Markets Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Emerging Markets Income Fund (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 17, 2001

Officers and Directors

Linda C. Coughlin*
President and Director
Henry P. Becton, Jr.
Director; President, WGBH Educational Foundation
Dawn-Marie Driscoll
Director; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College
Edgar R. Fiedler
Director; Senior Fellow and Economic Counsellor, The Conference Board, Inc.
Keith R. Fox
Director; General Partner, The Exeter Group of Funds
Jean Gleason Stromberg
Director; Consultant
Jean C. Tempel
Director; Managing Director, First Light Capital, LLC
Steven Zaleznick
Director; President and Chief Executive Officer, AARP Services, Inc.
Thomas V. Bruns*
Vice President
Jan C. Faller*
Vice President
William F. Glavin, Jr.*
Vice President
William E. Holzer*
Vice President
James E. Masur*
Vice President
Gerald J. Moran*
Vice President
Howard S. Schneider*
Vice President
John Millette*
Vice President and Secretary
Kathryn L. Quirk*
Vice President and Assistant Secretary
John R. Hebble*
Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048